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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-93933) pertaining to the Cumberland Bancorp, Incorporated 1999 Stock Option Plan of our report dated February 24, 2000, with respect to the consolidated financial statements of Cumberland Bancorp, Incorporated included in the Annual Report (Form 10-K) for the year ended December 31, 1999.



                                 /s/ HEATHCOTT & MULLALY PC
                                 -----------------------------------------------
                                 HEATHCOTT & MULLALY PC

                                 Brentwood, Tennessee
                                 March 29, 2000



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